Exhibit 10.06
2010 INVESTMENT ELECTION FORM
Valero Energy Corporation
Deferred Compensation Plan
Direction of Investments
The undersigned Participant hereby directs that the measurement of the Participant’s account be determined as if it were invested in the fund options as indicated below.
DEFERRALS OF SALARY AND/OR BONUSES BEGINNING 1/1/2010
WILL BE TREATED AS IF INVESTED AS INDICATED BELOW.
Enter your investment elections: 5% minimum/increments of 5%.
The total of the percentages must equal 100%.
You may invest in any one or more (including all) of the fund options.

_ _ _ _ _	%	Dreyfus Appreciation (DGAGX)

_ _ _ _ _	%	Fidelity Intermediate Government (FSTGX)

_ _ _ _ _	%	Janus Worldwide (JAWWX)

_ _ _ _ _	%	Milestone Funds Treasury Obligations Portfolio (MTIXX)

_ _ _ _ _	%	Oakmark I (OAKMX)

_ _ _ _ _	%	Price Mid-Cap Growth (RPMGX)

_ _ _ _ _	%	Columbia Income Z (SRINX)

_ _ _ _ _	%	Vanguard Asset Allocation (VAAPX)

_ _ _ _ _	%	Vanguard Index Extended Market (VEXMX)

_ _ _ _ _	%	Vanguard Index 500 (VFINX)

_ _ _ _ _	%	Vanguard Growth and Income (VQNPX)

100%
I understand that the elections I have chosen on this form shall remain in effect until I make a directive to change.

Participant’s Signature	Date

«First_Name» «Last_Name»	«Emplid»

Participant’s Name	Participant’s Employee ID Number